SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 240.14a-12


                  MICRONETICS WIRELESS, INC.
         (Name of Registrant as Specified in Its Charter)



(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:



(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



(4)  Proposed maximum aggregate value of transaction:



(5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:



     (2)  Form, Schedule or Registration Statement No.:



     (3)  Filing Party:



     (4)  Date Filed:














                     MICRONETICS WIRELESS, INC.
                     (a Delaware corporation)

                  Notice of 2001 Annual Meeting
                    of Shareholders to be held
                at 10:00 A.M. on September __, 2001


To the Shareholders of
MICRONETICS WIRELESS, INC.:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Meeting") of MICRONETICS WIRELESS, INC. (the "Company") will be held on September __, 2001 at 10:00 A.M. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, New York, NY 10119 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy
Statement:

     1.   Election of three directors; and

     2. Such other matters as may properly come before the Meeting.

     The Board of Directors has fixed July __, 2001 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from August __, 2001 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                               By Order of the Board of Directors


                               Donna Hillsgrove,
                               Secretary
Date:  July __, 2001

     Request for additional copies of proxy material and the
Company's Annual Report for its fiscal year ended March 31, 2001 should be addressed to Shareholder Relations, Micronetics Wireless, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.
                   MICRONETICS WIRELESS, INC.
                        26 Hampshire Drive
                        Hudson, NH  03051


                         Proxy Statement

     The enclosed proxy is solicited by the management of Micronetics Wireless, Inc. (the "Company") in connection with the 2001 Annual Meeting of Shareholders (the "Meeting") to be held on September __, 2001 at 10:00 A.M. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, New York, NY 10119 and any adjournment thereof. The Board of Directors has set July __, 2001 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

     (1) The election of the three persons listed herein as directors of the Company; and

     (2) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 2001 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 4,088,317 shares of Common Stock (the "Common Stock") outstanding at the close of business on July __, 2001 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about July __, 2001. The Company's principal executive offices are located at 26 Hampshire Drive, Hudson, NH 03051 and its telephone number at that location is (603) 883-2900.


                            PROPOSAL 1

                      ELECTION OF DIRECTORS

     Three directors are to be elected by a majority of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:


               .    Richard S. Kalin
               .    Barbara Meirisch
               .    David Siegel


     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:


                                    Position with                     Director
Name               Age   the Company                    Since


Richard S. Kalin    46   Chief Executive Officer,    April 1987
                                         Chairman, President,
                                         and Director


Barbara Meirisch  59   Director                       September 1996


David Siegel           73   Director                      April 1987


     Mr. Richard S. Kalin was appointed Chief Executive Officer in January 1992 and Chairman of the Board in June 1989. Prior thereto he had been Secretary and a director of the Company since April 1987. Mr. Kalin was also Secretary and a director of Pentech International Inc., a manufacturer and distributor of stationery products prior to its acquisition by JAKKS Pacific, Inc. in July 2000. He has also been engaged in the private practice of law since 1978, and currently is a partner of Kalin & Associates, P.C., counsel to the Company.

     Ms. Barbara Meirisch has been a director of the Company since September 1996. Her most recent assignment for Lucent Technologies, Inc. was from January 1990 to January 1996 as a Director of Public Relations in Advertising for the Network Wireless Systems Business Unit, where she had responsibility for developing wireless communication strategies for domestic and international operations and media relations. Presently, she is a strategic marketing consultant for communication companies.

     Mr. David Siegel has been a director of the Company since
April 1987. Mr. Siegel is also Chairman of the Board of Directors of Superus, Inc., a distributor of passive electronic components, and a director of Kent Electronics, Inc., a distributor of electronic components.

     Directors serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

     During the fiscal year ended March 31, 2001 ("Fiscal 2001"), the Board of Directors held one meeting and acted five times by unanimous consent. Ms. Meirish and Mr. Siegel comprise the Audit and Compensation Committee which met in June 2001 to review the financial statements of the Company for Fiscal 2001.


OTHER EXECUTIVE OFFICERS

     Mr. David Robbins, 37, was appointed Senior Vice
President/Components and Subassemblies of the Company, in March
1999. He has been employed by the Company in various capacities since February 1992.

     Mr. Ralph Marrone, 42, was appointed Vice President of Micronetics/Test Solutions in August 1999. Prior thereto, he was Director of Strategic Marketing at Alpha Electronics, Inc. from April 1998 to April 1999. Prior to that he held multiple positions including sales and business development roles at Hewlett Packard from May 1980 to June 1996.

     Ms. Donna Hillsgrove, 52, was appointed Secretary and
Treasurer of the Company in January 1994. Prior to that time she was Controller of the Company. She has been employed by the Company since April 1992.

     Mr. Stuart Bernstein, 43, was appointed Vice President of Micronetics/VCO Products in April 2000. Prior to that time, he was Vice President of Delean, Inc.'s VCO Products Group. Since 1990 until September 1999, he was employed by the Company in various capacities.

     Mr. Floyd Parin, 58, has been President of Microwave and Video Systems Inc. ("MVS"), a wholly-owned subsidiary of the Company, since January 1999. Mr. Parin has been President of MVS for the past five years.

     Mr. Mark Goldman, 59, has been Vice President of MVS for more than the past five years.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934

     Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2001 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock of the Company complied with all applicable filing requirements.


AUDIT AND COMPENSATION COMMITTEE

     During Fiscal 2001, the Audit and Compensation Committee (the "Audit Committee") consisting of Mr. Siegel and Ms. Meirisch met one time.


AUDIT COMMITTEE REPORT

     The Audit Committee consists of a majority of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2001 with management and with the Company's independent auditors, Trochiano & Daszkowski LLP. The Audit Committee has discussed with Trochiano & Daszkowski LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit.
The Audit Committee has received the written disclosures and the letter from Trochiano & Daszkowski LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Trochiano & Daszkowski LLP its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2001 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2001 for filing with the Securities and Exchange Commission.

     Submitted by the members of the Audit Committee:


                                             David Siegel
                                             Barbara Meirisch



AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

     Audit fees billed to the Company by Trochiano & Daszkowski LLP during Fiscal 2001 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $24,417. The Company did not engage Trochiano & Daszkowski LLP to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2001. The Company did not engage
Trochiano & Daszkowski LLP during Fiscal 2001 for any other non-audit services.


                     EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received by the Company's Officers for the past three fiscal years of more than $100,000 per year. No executive officer received benefits in excess of ten percent of their cash compensation.




                        SUMMARY COMPENSATION TABLE

                                                                               Long
                                                          Other           Term
                                    Annual         Annual         Compen-
Name and                 Com-           Compen-    sation/    Other
Principal      Fiscal    pensation      sation      Option     Compen-
Position       Year      Salary ($)     Bonus ($)  Grants     sation
Richard        2001       98,612(1)      40,000     50,000      5,895(3)
 S. Kalin,       2000      103,092(1)     11,048    50,000(2)  6,736(3)
  Chairman  1999       83,668(1)       18,114    55,000       6,456(3)
  and
  President


Ralph Marrone  2001      111,011.26   3,750       -             6,000(4)
                             2000       70,673.05         -          85,000   4,000(4)
                            1999           -                       -                -                  -


     <F1>
(1) Includes $42,000 in legal fees to Kalin & Associates, P.C., of which Mr. Kalin is a principal in Fiscal 2001, $42,000 of such fees in Fiscal 2000 and $32,084 of such fees in Fiscal 1999. Does not include $27,500 and $30,000 in fees paid to Makenzie Communications, an advertising agency owned by Mr. Kalin's wife, during Fiscal 2000 and Fiscal 1999, respectively.
            <F2>
(2) Includes 7,500 of option grants in Fiscal 1998 to Mr. Kalin's wife, as to which Mr. Kalin disclaims beneficial ownership.
           <F3>
(3) Includes expenses relating to furnishing Mr. Kalin an automobile.
           <F4>
(4) Includes expenses relating to furnishing Mr. Marrone an automobile.

EMPLOYMENT AGREEMENTS

     In April 2001, Mr. Kalin entered into an employment agreement (the "Agreement") with the Company which terminates March 31, 2006, unless terminated earlier. The base salary commences at $150,000 per annum. As additional compensation, Mr. Kalin receives three percent of the Company's pre-tax profits up to the levels reported in the prior fiscal year and five percent of any such profits in excess of such amount. The Agreement also provides for a monthly $500 automobile allowance.

     In January 1999, Mr. Parin entered into a employment agreement with MVS providing for annual compensation at the rate of $85,000 per year plus a bonus based on meeting certain metrics. In January 2000, this Agreement was amended to reduce the compensation rate to $76,000 per year until June 30, 2000 and effective July 1, 2000 until December 31, 2001, it was further amended to become a consulting agreement providing for annual compensation of $35,000 per year.


STOCK OPTION PLANS

     On April 14, 1994, the Company adopted a 1994 Stock Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. On January 18, 1996, the Company adopted a 1996 Stock Option Plan (the "1996 Plan") pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. In December 1999 and June 2000, the Board of Directors authorized amendments to the 1996 Plan (subject to shareholder approval) to increase the number of shares of Common Stock that may be granted under the 1996 Plan to 900,000 shares. Options granted pursuant to the 1994 Plan and 1996 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue Code of 1986, as amended (The 1994 Plan and the 1996 Plan are referred to collectively as the "Plans").

     The Plans are administered by the Board of Directors or a Committee of the Board of Directors (the "Compensation Committee") which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. The exercise price of options granted under the Plans may not be less than the fair market value of the shares of Common Stock on the date of grant (110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the Plans may not be granted more than ten years from the date of adoption of each respective Plan, nor may options be exercised more than ten years from the date of grant.

     The following table sets forth certain information with respect to the named executive officers of the Company who have been granted options to purchase the Common Stock (except as otherwise set forth) during Fiscal 2001:



                    OPTION GRANTS IN FISCAL 2001

                                            Percent of
                                            Total Options
                           Options   Granted in      Exercise         Expiration
Name                Granted   Fiscal Year    Price ($)(2)    Date

Richard S. Kalin    50,000    32.18%         8.625         9/22/05


Stuart Bernstein(1) 25,000    16.09%      5.50        5/31/05
                                    5,000     3.22%      4.625      10/30/05


David Robbins(1)    10,000     6.44%         4.625        10/30/05



(1)  Pursuant to First Amended and Restated 1996 Stock Option Plan

(2) Options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL
             YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                     Number of
                                     Securities     Value of
                                     Underlying     Unexercised
                                     Unexercised    In-the-Money
             Shares                  Options        Options
             Acquired                At FYE (#)     At FYE ($)
             On       Value          Exercisable/   Exercisable/
Name         Exercise Realized($)(1) Unexercisable  Unexercisable(2)

Richard
  S. Kalin     50,000   $346,000    125,000/50,000   $296,063/$0

Stuart
  Bernstein     2,500    $21,163      7,125/36,375     $3,595/$25,606

David
  Robbins      45,000   $561,875     25,000/30,000    $67,500/$55,625

Ralph
  Marrone      33,000   $275,220          0/50,000         $0/$148,250

Donna
  Hillsgrove    1,250     $4,763     11,875/16,875    $66,978/$16,328



(1) Represents fair market value of the Common Stock at the exercise date minus the exercise price.

(2) Represents fair market value of the Common Stock at March 31, 2001 of $4.375 as reported by Nasdaq, less the exercise price.


COMPENSATION OF DIRECTORS

     Directors not employed by the Company have been compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2001, each non-employee director received $500 as consultant fees.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of July the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and (iii) by all officers and directors as a group:


                         Number of         Percent of
Names and Address        Shares Owned      Outstanding Shares

Richard S. Kalin         1,124,160(1)           27.19%
One Oak Forest Lane
Mendham, NJ  07945

David Siegel               120,770(2)             3.0%
2488 Horace Court
Bellmore, NY 11710

Barbara Meirisch            30,000(3)              (5)
17 Woods End Road
West Orange, NJ  07052

All Officers and         1,525,730              36.19%
 Directors as a group    (1)(2)(3)(4)
 (nine persons)



(1) Includes 136,132 shares of Common Stock held in his retirement accounts and options to purchase an aggregate of 125,000 shares of Common Stock at exercise prices ranging from $1.625 to $2.3125 per share. Also includes 438,475 shares of Common Stock and options to purchase an aggregate of 1,250 shares of Common Stock owned by his wife. Also includes 10,000 shares of Common Stock owned by his minor son.

(2) Includes 33,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, 14,970 shares of Common Stock held in his retirement account and options to purchase an aggregate of 17,500 shares of Common Stock exercisable at prices ranging from $1.50 to $1.875 per share.

(3) Includes options to purchase an aggregate of 15,000 shares of Common Stock at exercise prices ranging from $1.50 to $2.00 per share.

(4) Includes options to purchase 207,125 shares of Common Stock that are issuable upon exercise within sixty days at an average exercise price of approximately $2.50 per share.

(5)  Less than 1%.



                          OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC AUDITORS

     The Board of Directors has selected Trochiano & Daszkowski LLP ("T & D"), independent certified public accountants, auditors of the Company's financial statements for FY2001, as the auditors of the financial statements of the Company for its current fiscal year ending March 31, 2002. A representative of T & D has been invited to attend the Meeting, but it is uncertain whether he will attend. If he does, he will be given the opportunity to make a statement and to answer questions any shareholder may have.



SHAREHOLDER'S PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire Drive, Hudson, NH 03051 on or before March 30, 2002.


                               By Order of the Board of Directors



                               Donna M. Hillsgrove,
                               Secretary

Dated:  July __, 2001
































                                                     APPENDIX A



                              PROXY

                    MICRONETICS WIRELESS, INC.
                        26 Hampshire Drive
                        Hudson, NH  03051

     The undersigned, revoking all proxies, hereby appoints Richard
S. Kalin and David Siegel and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics Wireless, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on September __, 2001, at 10:00 A.M. at the offices of Kalin
& Associates, P.C., One Penn Plaza, Suite 1425, New York, NY 10119 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2001 Annual Report.

     1.   ELECTION OF DIRECTORS

          FOR all nominees listed           WITHHOLD Authority
          below (except as marked           vote for all nominees
          to the contrary below)            listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below).

     RICHARD S. KALIN, BARBARA MEIRISCH AND DAVID SIEGEL

     2.   IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
          PROPERLY COME BEFORE THE MEETING.

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.








     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1 and 2.


Date:                       , 2001



(Signature)


(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


     Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 2000 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics Wireless, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.






























812:

                                                     APPENDIX B

                    MICRONETICS WIRELESS, INC.

                     AUDIT COMMITTEE CHARTER



Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of a majority of directors who are independent of the management of Micronetics Wireless, Inc. (the "Corporation") and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

          Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

          Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

          Review with the independent auditors, the company's internal auditor; and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.
          Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

          Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year; and the coordination of such plans with the independent auditors.

          Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

          Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

          Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without the members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

          Review accounting and financial human resources and succession planning within the company.

          Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

          Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.